UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2018
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)
(760) 260-8600
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2018, the Compensation Committee approved the adoption of the 2018 Retrophin, Inc. Executive Officer Annual Bonus Plan (the “Bonus Plan”) for the Company’s executive officers. Each participant in the Bonus Plan has been assigned a target bonus percentage of such participant’s current base salary for 2018. Pursuant to the terms of the Bonus Plan, the target bonus percentage is set at 60% of base salary for the Chief Executive Officer and 50% of base salary for the other executive officers.
The amounts payable to each participant under the Bonus Plan will be based entirely on the determination by the Compensation Committee or the Board of the achievement by the Company of corporate performance goals. Depending on actual corporate performance during 2018, the Compensation Committee or the Board may, in their sole discretion, determine a goal achievement percentage under the Bonus Plan within a range between 0% and 150%. A participant’s bonus under the Bonus Plan will be equal to his or her annual base salary, multiplied by his or her target bonus percentage, multiplied by the goal achievement percentage determined by the Compensation Committee or the Board.
The corporate performance goals under the Bonus Plan for 2018 relate to (i) total revenues, (ii) progress of the fosmetpantotenate Phase 3 clinical trial, (ii) progress of the sparsentan Phase 3 FSGS clinical trial, (iv) progress of the clinical development of sparsentan for IGA nephropathy, (v) business development objectives, (vi) CMC/manufacturing objectives for the Company’s development and commercial stage programs, (vii) objectives related to the investment community, and (viii) internal operational objectives.
The foregoing description of the terms of the Bonus Plan is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	2018 Retrophin, Inc. Executive Officer Annual Bonus Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: March 9, 2018	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer